Exhibit 10.1

AUDIOCODES LTD.

(an Israeli company)

2.00% Senior Convertible Notes due 2024

PURCHASE AGREEMENT

Dated: November 3, 2004

AUDIOCODES LTD.
(an Israeli company)

$100,000,000
2.00% Senior Convertible Notes due 2024

PURCHASE AGREEMENT

November 3, 2004

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Lehman Brothers Inc.
        as Representatives of the several Initial Purchasers

c/o   Merrill Lynch & Co.
        Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

        AudioCodes Ltd., an Israeli company (the “Company”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Lehman Brothers Inc. (“Lehman Brothers”) and each of the other Initial Purchasers named in Schedule A hereto (collectively, the “Initial Purchasers”, which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch and Lehman Brothers are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $100,000,000 aggregate principal amount of the Company’s Senior Convertible Notes due 2024 (the “Notes”) and (ii) the grant by the Company to the Initial Purchasers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an additional $25,000,000 aggregate principal amount of Notes to cover over-allotments, if any. The aforesaid $100,000,000 aggregate principal amount of Notes (the “Initial Securities”) to be purchased by the Initial Purchasers and all or any part of the $25,000,000 aggregate principal amount at maturity of Notes subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.” The Securities are to be issued pursuant to an indenture dated as of November 9, 2004 (the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company (“DTC”) pursuant to a letter agreement, to be dated as of Closing Time (as defined in Section 2(b)) (the “DTC Agreement”), among the Company, the Trustee and DTC.

        The Securities are convertible into ordinary shares, par value 0.01 New Israeli Shekels per share (the “Ordinary Shares”), of the Company in accordance with the terms of the Securities and the Indenture.

        The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (“Subsequent Purchasers”) at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “1933 Act”), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A (“Rule 144A”) of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the “Commission”)).

        The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated November 3, 2004 (the “Preliminary Offering Memorandum”) and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated November 3, 2004 (the “Final Offering Memorandum”), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. “Offering Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

        It is also understood and acknowledged that holders (including subsequent transferees) of the Securities and the Ordinary Shares issuable upon the conversion thereof will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”), to be dated as of Closing Time (as defined in Section 2(c) hereof), in a form to be agreed upon by the parties hereto. Pursuant to the Registration Rights Agreement, the Company will agree (i) to file with the Securities and Exchange Commission (the “Commission”), a registration statement on the appropriate form under the 1933 Act relating to the resale of the Securities and the Ordinary Shares issuable upon the conversion thereof by certain holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Act (the “Shelf Registration Statement”) and (ii) to use its best efforts to cause any such Shelf Registration Statement to be declared effective.

        All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) which is incorporated by reference in the Offering Memorandum.

        SECTION 1.     Representations and Warranties by the Company.

        (a) Representations and Warranties. The Company represents and warrants to each Initial Purchaser as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

    (i)        Offering Memorandum. The Offering Memorandum does not, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

    (ii)        Incorporated Documents. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 20-F filed with the Commission and may incorporate one or more Current Reports of the Company on Form 6-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at the Closing Time (and, if any Option Securities are purchased, at Date of Delivery), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (iii)        Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the 1933 Act.

    (iv)        Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum.

    (v)        No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

    (vi)        Good Standing of the Company. The Company has been duly organized and is validly existing under the laws of the State of Israel and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

    (vii)        Good Standing of Designated Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and each subsidiary listed on Schedule C hereto (each a “Designated Subsidiary” and, collectively, the “Designated Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Designated Subsidiaries was issued in violation of any preemptive or similar rights of any securityholder of such Designated Subsidiary. The other subsidiaries of the Company other than Designated Subsidiaries, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

    (viii)        Capitalization. The authorized, issued and outstanding share capital of the Company is as set forth in the Offering Memorandum in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum). All issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. The issued and outstanding share capital of the Company has been issued in compliance, in all material respects, with all Israeli and U.S. federal and state securities laws. Except as set forth in the Offering Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of share capital of, or ownership interests in, the Company.

    (ix)        Authorization of Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company. All corporate action required by the laws of the State of Israel, the Memorandum of Association and Articles of Association of the Company to be taken by the Company for the due and proper authorization, issuance, offering, sale and delivery of the Securities has been validly and sufficiently taken.

    (x)        Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company and the Initial Purchasers, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally, except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except with respect to provisions thereof relating to indemnity and contribution.

    (xi)        Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

    (xii)        Authorization of the Securities. The Securities have been duly authorized and, at Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

    (xiii)        Description of the Securities, the Indenture, the Registration Rights Agreement and the Share Capital. The terms and conditions of the Securities, the Indenture and the Registration Rights Agreement and the rights, preferences and privileges of the share capital of the Company, including the Ordinary Shares issuable upon the conversion of the Securities, will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum. The Securities, the Indenture and the Registration Rights Agreement will be in substantially the respective forms last delivered to the Initial Purchasers prior to the date of this Agreement.

    (xiv)        Authorization and Description of Ordinary Shares. The Ordinary Shares conform in all material respects to all statements relating thereto contained or incorporated by reference in the Offering Memorandum and such description conforms to the rights set forth in the instruments defining the same. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof for Ordinary Shares in accordance with the terms of the Securities and the Indenture; the Ordinary Shares issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion according to the terms of the Securities and Indenture, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability solely by reason of being such a holder; and the issuance of such Ordinary Shares upon such conversion will not be subject to the preemptive or other similar rights of any security holder of the Company, or any restriction upon the voting or transfer thereof pursuant to applicable law (other than applicable securities laws) or the Company’s Memorandum or Articles of Association or any agreement to which the Company or any of its subsidiaries is a party or by which any of them may be bound. All corporate action required to be taken by the Company for the issuance and delivery of the Ordinary Shares issuable upon conversion of the Securities has been duly and validly taken by the Company. The Company has authorized and has reserved and covenants to continue to reserve free of any preemptive rights or similar rights, a sufficient number of authorized but reserved Ordinary Shares to satisfy the conversion rights of the Securities. The Ordinary Shares issuable upon conversion of the Securities are, or will be at the Closing Time, duly listed, admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq National Market and The Tel Aviv Stock Exchange.

    (xv)        Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its Memorandum or Articles of Association, charter, by-laws or other governing document, as applicable, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Registration Rights Agreement,, the Indenture and the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption “Use of Proceeds” and the issuance of the Ordinary Shares issuable upon conversion of the Securities) and compliance by the Company with its obligations hereunder and under the Registration Rights Agreement, the Indenture and the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Memorandum of Association, Articles of Association, charter, by-laws or other governing document, as applicable, of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

    (xvi)        Absence of Labor Dispute. The Company is in compliance, in all material respects, with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries’ principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

    (xvii)        Compliance with ERISA: The Company and its subsidiaries are in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), except for any failure to so comply that would not reasonably be expected to have a Material Adverse Effect; no “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(c) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or its subsidiaries would have any liability which would reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries have not incurred and do not reasonably expect to incur liability under Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; and each “pension plan” maintained by the Company and its subsidiaries that are intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder, have received a favorable determination letter or opinion letter from the Internal Revenue Service (or have submitted, or is within the remedial amendment period for submitting, an application for a determination letter and is awaiting a response from the Internal Revenue Service), and, to the knowledge of the Company and its subsidiaries, no event has occurred and no condition exists that would result in the revocation or failure to issue any such determination letter or opinion letter.

    (xviii)        Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries which would reasonably be expected to result in a Material Adverse Effect, would reasonable be expected to materially and adversely affect the properties or assets of the Company or any of its subsidiaries or the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder or under the Registration Rights Agreement, the Indenture and the Securities. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

    (xix)        Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

    (xx)        Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder (except for the filing of the Form T-1 by the Trustee and the Shelf Registration Statement required under the Registration Rights Agreement) or under the Registration Rights Agreement, the Indenture or the Securities, in connection with the offering, issuance or sale of the Securities hereunder, the issuance of Ordinary Shares upon conversion of the Securities or the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture or the Securities (including the use of the proceeds of the sale of the Securities as described in the Offering Memorandum under “Use of Proceeds”) or for the due execution, delivery or performance of this Agreement, the Registration Rights Agreement, the Indenture and the Securities by the Company, except such as have been already obtained or, in the case of any approval required from the Office of the Chief Scientist of the Israeli Ministry of Industry, Trade and Labor and the Israeli Investment Center, shall have been obtained by the Closing Time or promptly thereafter.

    (xxi)        Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

    (xxii)        Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

    (xxiii)        Environmental Laws. Except as described in the Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws.

    (xxiv)        Investment Company Act. The Company is not required, and upon the issuance and sale of the offered Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

    (xxv)        Registration Rights. There are no persons with registration rights or other similar rights to have any securities (1) registered pursuant to the shelf registration statement to be filed in accordance with the Registration Rights Agreement or (2) otherwise registered by the Company under the 1933 Act (except as described in the Offering Memorandum).

    (xxvi)        Stabilization or Manipulation. Neither the Company nor any of its officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities.

    (xxvii)        No Taxation. Assuming the Initial Purchasers are not otherwise subject to Israeli taxation by the conduct of their business activities, (A) the sale and delivery to the Initial Purchasers of the Securities as contemplated in this Agreement and the sale and delivery of the Securities by the Initial Purchasers to subsequent purchasers as contemplated in this Agreement, are not subject to any tax imposed by Israel or any political subdivision or taxing authority thereof or therein any or stamp or other issuance or transfer tax, duty, capital gain tax or withholding tax imposed by federal law, the laws of any state, or any political subdivision thereof, or any taxing authority in any jurisdiction, except for the Israeli stamp taxes applicable to the issuance of the Securities to be sold by the Company under this Agreement (which will be paid by the Company at the Closing Time, or promptly and on a timely basis after the Closing Time, to the extent required by, and in accordance with, Israeli law) and (B) except as disclosed in the Offering Memorandum, (1) payments under the Securities will not be subject to withholding tax imposed under the laws of Israel or any political subdivision or taxing authority thereof or therein and (2) the proceeds from any sale or other disposition of securities will not be subject to any capital gains, withholding or other taxes imposed by Israel or any political subdivision or taxing authority thereof or therein.

    (xviii)        Accounting Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (xix)        Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the 1933 Act, the 1934 Act or the rules and regulations promulgated thereunder to be described in the Offering Memorandum or the documents incorporated by reference in the Offering Memorandum which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Offering Memorandum or the documents incorporated by reference in the Offering Memorandum.

    (xxx)        Sarbanes-Oxley; Nasdaq Marketplace Rules. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision in effect as of the date hereof applicable to the Company of (i) the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, and (ii) the Nasdaq Marketplace Rules.

    (xxxi)        Similar Offerings. Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

    (xxxii)        Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

    (xxxiii)        No General Solicitation. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the offered Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act

    (xxxiv)        No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the offered Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

(xxxv) Reporting Company. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

    (xxxvi)        Listing of Ordinary Shares. The Ordinary Shares are registered pursuant to Section 12(g) of the 1934 Act and are listed on the Nasdaq National Market and The Tel Aviv Stock Exchange and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the 1934 Act or delisting the Ordinary Shares from the Nasdaq National Market or The Tel Aviv Stock Exchange, nor has the Company received any notification that the Commission, the Nasdaq National Market or The Tel Aviv Stock Exchange is contemplating terminating such registration or listing

    (xxxvii)        Ordinary Share Certificates. The certificates for the Ordinary Shares (including the Ordinary Shares issuable upon conversion of the Securities) conform to any applicable requirements of The Tel Aviv Stock Exchange, Israeli corporate laws and the Memorandum of Association and Articles of Association of the Company.

    (xxxviii)        Foreign Corrupt Practices Act Compliance. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is aware of any action taken or has taken any action, directly or indirectly for or on behalf of the Company or any Subsidiary, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (“FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

    (xxxix)        Currency and Foreign Transactions Reporting Act Compliance. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened that could have a Material Adverse Effect.

    (xl)        Foreign Assets Control Compliance. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) in connection with his or her actions for or on behalf of the Company; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

    (xli)        U.S. Tax Status. The Company is not, and does not believe that, upon the consummation of the sale of the Notes, it would become, a “foreign personal holding company,” as defined in section 552 of the Code, or (B) a “controlled foreign corporation,” as defined in section 957 of the Code. Based upon the composition of its gross income and the composition and value of its gross assets during the period commencing January 1, 2004 and ending on the date hereof, taking into account management’s expectations regarding the composition of the Company’s gross income and assets for the balance of 2004 and in subsequent years, and applying the rules regarding the definition of a “passive foreign investment company” (“PFIC”) as of the date hereof, the Company does not believe that it would be deemed a PFIC for the 2004 tax year and does not currently anticipate that it would become a PFIC in subsequent years, although there can be no assurance that a substantial decline in the current public market value of the Company’s stock or a significant change in the composition of the Company’s gross income or assets would not alter either of the foregoing conclusions.

    (xlii)        Tax Compliance. The Company and its subsidiaries have filed all income tax and all other material tax returns required to have been filed by them or appropriate extensions for such filings have been obtained as required by applicable Israeli and other laws and regulations, and have timely paid all material taxes due and payable by any of them with respect to the income, properties or operations of the Company or any of its subsidiaries and all material assessments and other governmental charges or levies made against them, except such taxes, assessments, governmental charges or levies as are being contested in good faith and adequately disclosed on the Company’s financial statements in accordance with GAAP.

    (xliii)        Approved Enterprise Status. Except as described in the Offering Memorandum, the Company is in compliance with all conditions and requirements stipulated by the instruments of approval entitling it or any of its operations to the status of “Approved Enterprise” under Israeli law and by Israeli laws and regulations relating to such Approved Enterprise status, except such noncompliance as would not have a Material Adverse Effect. All information supplied by the Company with respect to such applications was true, correct and complete in all material respects when supplied to the appropriate authorities.

    (xliv)        Absence of Legal Process Immunity. Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

    (xlv)        Office of Chief Scientist. The Company has satisfied and will continue to satisfy all conditions and requirements of the instruments of approval granted to it by the Office of Chief Scientist of the Israeli Ministry of Industry, Trade and Labor (the “Office of the Chief Scientist”) and any applicable laws and regulations, including the Law for the Encouragement of Industrial Research and Development, 1984, with respect to any research and development grants given to it by such office, and is in full compliance with the repayment of all royalties, interest and penalties due under such laws and regulations. All information supplied by the Company with respect to such applications was true, correct and complete in all material respects when supplied to the appropriate authorities.

    (xlvi)        Industrial Company Status. The Company believes that it qualified for 2003 as an “Industrial Company” within the definition of the Law for the Encouragement of Industry (Taxes), 1969; and absent a change in such law, the Company intends to continue to so qualify for 2004.

(xlvii) Agent for Service of Process. The Company has validly and irrevocably appointed AudioCodes, Inc. as its authorized agent for service of process pursuant to this Agreement.

    (xlviii)        Enforceability of Judgments. A final and conclusive judgment against the Company for a definitive sum of money entered by a court in the United States would be enforced by Israeli courts according to the rules and subject to the limitations relating to Enforceability of Civil Liabilities, as described in the Offering Memorandum.

    (xlix)        Israeli Securities Law Compliance. For a period of twelve months prior to and including the Closing Date, the Company has not offered or sold any of its securities in Israel, except for (i) options issued to its employees and directors in Israel and ordinary shares issued to its employees and directors pursuant to its employee stock purchase plan and (ii) any of the Securities that may be offered in Israel, in each case which issuance of options or offering of Securities was made in compliance with the requirements set forth in the Israeli Securities Law 5728-1968 and the regulations promulgated thereunder.

        (b) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

        SECTION 2.     Sale and Delivery to Initial Purchasers; Closing.

        (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Initial Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Initial Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

        (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers, severally and not jointly, to purchase up to an additional $25,000,000 principal amount of Securities at the same price set forth in Schedule B for the Initial Securities, plus accrued interest, if any, from Closing Time to Date of Delivery (as defined below). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time on one or more occasions only for the purpose of covering over allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Initial Purchasers are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Initial Purchasers, acting severally and not jointly, will purchase that proportion of the aggregate principal amount of Option Securities then being purchased which the principal amount of Initial Securities set forth in Schedule A opposite the name of such Initial Purchaser bears to the aggregate principal amount at maturity of Initial Securities.

        (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

        In addition, in the event that any or all of the Option Securities are purchased by the Initial Purchasers, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

        Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Initial Purchasers of certificates for the Initial Securities or the Option Securities, if any, to be purchased by them. It is understood that each Initial Purchaser has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities or the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

        (d) Qualified Institutional Buyer. Each Initial Purchaser represents and warrants to, and agrees with, the Company that it is a “qualified institutional buyer” within the meaning of Rule 144A under the 1933 Act (a “Qualified Institutional Buyer”) and an “accredited investor” within the meaning of Rule 501(a) under the 1933 Act (an “Accredited Investor”).

        (e) Denominations; Registration. Certificates for the Initial Securities or the Option Securities, if any, shall be in such denominations ($1,000 or integral multiples of $1,000 in excess thereof) and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates representing the Initial Securities and the Option Securities, if any, shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to Closing Time or the relevant Date of Delivery, as the case may be.

        SECTION 3.     Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

        (a) Offering Memorandum. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

        (b) Notice and Effect of Material Events. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the offered Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

        (c) Amendment to Offering Memorandum and Supplements. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchaser’s delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

        (d) Qualification of Securities for Offer and Sale. The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the offered Securities and the Ordinary Shares issuable upon conversion of the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

        (e) DTC. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the offered Securities to be eligible for clearance and settlement through the facilities of DTC.

        (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under “Use of Proceeds”.

        (g) Restriction on Sale of Debt Securities. During a period of 90 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of Merrill Lynch and Lehman Brothers, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Company or securities of the Company that are convertible into, or exchangeable for, the offered Securities or such other debt securities.

        (h) Restriction on Sale of Ordinary Shares. During a period of 90 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of Merrill Lynch and Lehman Brothers, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other securities of the Company or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Ordinary Shares or any other securities of the Company whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or any Ordinary Shares issuable upon conversion of the Securities, (B) any Ordinary Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Offering Memorandum (or in a document incorporated therein by reference), (C) any Ordinary Shares issued or options to purchase Ordinary Shares or granted pursuant to existing employee benefit plans of the Company referred to in the Offering Memorandum (or in a document incorporated therein by reference in the Offering Memorandum), (D) any Ordinary Shares issued as consideration for the purchase of Ai-Logix, Inc. in accordance with the stock purchase agreement entered into by the Company in connection with such purchase, or (E) any Ordinary shares issued as consideration for the acquisition of another entity, or substantially all of the stock or assets of another entity, by the Company, provided, however, that the holder of any Ordinary Shares issued pursuant to such acquisition shall enter into a lock-up agreement for the balance of the 90 day lock-up period.

        (i) Stabilization and Manipulation. The Company will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the 1933 Act, the Company will not distribute any final offering memorandum other than the Final Offering Memorandum, any preliminary offering memorandum other than the Preliminary Offering Memorandum, or any other offering material in connection with the offer and sale of the Securities.

        (j) PORTAL Designation. The Company will use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market.

        (k) Reporting Requirements. Until the offering of the Securities is complete, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

        (l) Registration Rights Agreement. The Company agrees to enter into and comply with all the terms and conditions of the Registration Rights Agreement.

        (m) Qualification Under the Trust Indenture Act. The Company agrees that simultaneously with any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the 1939 Act and any necessary supplemental indentures will be entered into in connection therewith.

        (n) Reservation of Ordinary Shares. The Company will, at all times, reserve and keep available, free of preemptive rights, enough Ordinary Shares for the purpose of enabling the Company to satisfy any obligations to issue Ordinary Shares upon conversion of the Securities.

        (o) Office of the Chief Scientist Approval.  The Company shall apply for and obtain any consent of the Office of the Chief Scientist, Trade and Industry of the State of Israel that may be required in connection with the issuance of Ordinary Shares by the Company upon conversion of the Securities.

        SEXTION 4.     Payment of Expenses.

        (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities or the issuance or delivery of the Ordinary Shares issuable upon conversion thereof, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers and the certificates for the Ordinary Shares issuable upon conversion thereof, including any stock or other transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities or the issuance or delivery of the Ordinary Shares issuable upon conversion thereof, to the Initial Purchasers and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities and the Ordinary Shares issuable upon Conversion thereof under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any blue sky survey, any supplement thereto, (vi) the preparation, printing and delivery to the Initial Purchasers of copies of the blue sky survey and any supplement thereto, (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show (ix) any fees payable in connection with the rating of the Securities, (x) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322, (xi) the fees and expenses of any transfer agent or registrar for the Ordinary Shares issuable upon conversion of the Securities, and (xii) any fees and expenses payable in connection with the listing of the Ordinary Shares issuable upon conversion of the Securities on the Nasdaq National Market or the Tel Aviv Stock Exchange.

        (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

        (c) Additional Amounts: All payments to be made by the Company to the Initial Purchasers under this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, assessments, imposts, duties or other governmental charges whatsoever (“Taxes”) unless the Company is compelled by law to deduct or withhold such taxes, assessments, imposts, duties or charges. To the extent any such Taxes are so required to be deducted or withheld, the Company shall pay to the Initial Purchasers such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts received by such Initial Purchaser after such withholding or deduction (including any withholding or deduction in respect of such Additional Amounts) shall equal the amounts that would have been received if no withholding or deduction had been made.

        SECTION 5.     Conditions of Initial Purchasers’ Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy in all material respects of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder in all material respects, and to the following further conditions:

        (a) Opinion of Israeli Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Naschitz, Brandes & Co., Israeli counsel for the Company, substantially in the form attached hereto as Exhibit A, together with signed or reproduced copies of such letter for each of the other Initial Purchasers.

        (b) Opinion of Israeli Tax Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Eyal Shenhav & Co., Israeli counsel for the Company, substantially in the form attached hereto as Exhibit B, together with signed or reproduced copies of such letter for each of the other Initial Purchasers.

        (c) Opinion of Israeli General Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Itamar Rosen, Adv., general counsel for the Company, substantially in the form attached hereto as Exhibit C, together with signed or reproduced copies of such letter for each of the other Initial Purchasers.

        (d) Opinion of United States Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Fulbright & Jaworski L.L.P., United States counsel for the Company, substantially in the form attached hereto as Exhibit D, together with signed or reproduced copies of such letter for each of the other Initial Purchasers.

        (e) Opinion of Israeli Counsel for Initial Purchasers. At Closing Time, the Representatives shall have received the favorable opinion, with respect to the issuance and sales of the Securities and other related matters as the Initial Purchasers shall reasonably require, dated as of Closing Time, of Meitar, Liquornik, Geva & Leshem Brandwein, Israeli counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers.

        (f) Opinion of United States Counsel for Initial Purchasers. At Closing Time, the Representatives shall have received the favorable opinion, with respect to the issuance and sales of the Securities and other related matters as the Initial Purchasers shall reasonably require, dated as of Closing Time, of White & Case LLP, United States counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers

        (g) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof (x) if qualified as to materiality or Material Adverse Effect, are true and correct, and (y) in all other cases are true and correct in all material respects, with the same force and effect as though expressly made at and as of Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

        (h) Accountants’ Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

        (i) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

        (j) PORTAL. At Closing Time, the Securities shall have been designated for trading on PORTAL.

        (k) Approval of Listing. At Closing Time, the ordinary shares issuable upon conversion of the Securities shall have been approved for inclusion on the Nasdaq National Market and listing on The Tel Aviv Stock Exchange, subject only to official notice of issuance.

        (l) Registration Rights Agreement and Indenture. At Closing Time, the Company shall have entered into the Registration Rights Agreement and the Indenture in form and substance satisfactory to the Initial Purchasers.

        (m) Lock-up Agreements. At Closing Time, the Representative shall have received an agreement substantially in the form of Exhibit E hereto signed by the persons listed on Schedule D hereto.

        (n) Conditions to Purchase of Option Securities. In the event that the Initial Purchasers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

    (i)        Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Company and of the Chief Administrative Officer and Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

    (ii)        Opinion of Counsels for Company. The opinion of Naschitz, Brandes & Co., Eyal Shenhav & Co., Itamar Rosen, Adv. and Fulbright & Jaworski L.L.P., in form and substance satisfactory to the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(a), (b), (c) and (d) hereof.

    (iii)        Opinion of Israeli Counsel for Initial Purchasers. The opinion of Meitar, Liquornit, Geva & Co. and White & Case LLP, in form and substance satisfactory to the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(e) and (f) hereof.

    (iv)        Bring-Down Comfort Letter. A letter from Ernst & Young, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(i) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

        (o) Additional Documents. At Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers.

        (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after Closing Time, the obligations of the several Initial Purchasers to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

        SECTION 6.     Subsequent Offers and Resales of the Securities.

        (a) Offer and Sale Procedures. Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

    (i)        Offers and Sales. Offers and sales of the Securities shall be made only to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers. Each Initial Purchaser severally agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

    (ii)        No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

    (iii)        Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be an Institutional Accredited Investor or a “qualified institutional buyer” within the meaning of Rule 144A under the 1933 Act or a non-U.S. person outside the United States.

    (iv)        Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) in accordance with Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (3) pursuant to another available exemption from registration under the 1933 Act.

    (v)        Minimum Principal Amount. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $1,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $1,000 principal amount of the Securities.

    (vi)        Restrictions on Transfer. The transfer restrictions and other provisions set forth in the Offering Memorandum under the heading “Notice to Investors”, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers.

        (b) Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

    (i)        Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the offered Securities by the Company to the Initial Purchasers, (ii) the resale of the offered Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the offered Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

    (ii)        Rule 144A Information. The Company agrees that, in order to render the offered Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Securities (or Ordinary Shares issuable upon conversion thereof) remain outstanding, it will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

    (iii)        Restriction on Repurchases. Until the expiration of two years after the original issuance of the offered Securities or the Delivery Date, if later, the Company will not, and will cause its Affiliates not to, resell any offered Securities or the Ordinary Shares issuable upon the conversion thereof which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions).

    (c)        Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer and Accredited Investor.

        SECTION 7.     Indemnification.

        (a) Indemnification of Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

    (i)        against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

    (ii)        against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

    (iii)        against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

        provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto).

        (b) Indemnification of Company. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum. The Company acknowledges that (i) the statements set forth in the last paragraph of the cover pageregarding delivery of the Securities and (ii), the last paragraph under the heading “Plan of Distribution”, regarding price stabilization and short positions in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Offering Memorandum, the Final Offering Memorandum or in any amendment or supplement thereto.

        (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        SECTION 8.     Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

        The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Initial Purchaser’s Affiliates and selling agents shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers’ respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

        SECTION 9.     Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or its Affiliates or selling agents, any person controlling any Initial Purchaser, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

        SECTION10.    Termination of Agreement.

        (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or The Tel Aviv Stock Exchange or the Nasdaq National Market, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal, New York or Israeli authorities.

        (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

        SECTION 11.     Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

    (a)        if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective obligations hereunder bear to the obligations of all non-defaulting Initial Purchasers, or

    (b)        if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Initial Purchasers to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Initial Purchaser.

        No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

        In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Initial Purchasers to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchasers” includes any person substituted for an Initial Purchaser under this Section.

        SECTION 12.    Default by the Company. If the Company shall fail at Closing Time or at the Date of Delivery to sell the aggregate principal amount at maturity of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 7, 8 and 9 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

Global Headquarters, World Financial Center, North Tower, 250 Vesey Street, New York, NY 10281

        SECTION 13.     Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Representatives at Merrill Lynch & Co., World Financial Center, North Tower, 250 Vesey Street, New York, NY 10281, attention of Graham Clark (fax: +1 (212) 738-2267) and at Lehman Brothers Inc., 27th Floor, 745 7th Avenue, New York, NY 10019, attention of Leonard Rosen (fax: +1 (646) 758-4181); notices to the Company shall be directed to it at AudioCodes Ltd., 1 Hayarden Street, Airport City, PO Box 255, Ben Gurion Airport, 70100, Israel, attention of Itamar Rosen (fax: +972 (3) 976 4040).

        SECTION 14.     Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

        SECTION 15.     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PROVISIONS THEREOF).

SECTION 16. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 17.     Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of process, summons, notice or document by mail to such party’s address set forth below shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Company hereby irrevocably appoints AudioCodes, Inc., which currently maintains an office at 2890 Zanker Road, Suite 200, San Jose, California 95134, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

        SECTION 18.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        SECTION 19.     Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Remainder of the page intentionally left blank.]

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

Very truly yours, AUDIOCODES LTD. BY: /S/ NACHUM FALEK —————————————— Name: Nachum Falek Title: Chief Financial Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED
LEHMAN BROTHERS INC.
CIBC WORLD MARKETS CORP.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED

BY: /S/ GRAHAM CLARK —————————————— Name: Graham Clark Title: Managing Director

BY: LEHMAN BROTHERS INC.

BY: /S/ LEONARD ROSEN —————————————— Name: Leonard Rosen Title: Managing Director

        For themselves and as Representatives of the other Initial Purchasers named in Schedule A hereto.

SCHEDULE A

Name of Initial Purchaser	Principal Amount of Securities

Merrill Lynch Pierce, Fenner & Smith Incorporated	$37,500,000
Lehman Brothers Inc.	37,500,000
CIBC World Markets Corp.	25,000,000

Total	$100,000,000

Sch A-1

SCHEDULE B

AUDIOCODES LTD.
$100,000,000 Convertible Notes

     1.        The initial offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

     2.        The purchase price to be paid by the Initial Purchasers for the Securities shall be 96.5% of the principal amount thereof.

     3.        The interest rate on the Securities shall be 2.00% per annum.

     4.        Subject to the terms and conditions described more fully in the Final Offering Memorandum, (a) the Company may be required by holders of the Securities to purchase all or a portion of the Securities on November 9, 2009, November 9, 2014 or November 9, 2019 or upon the occurrence of a fundamental change as defined in the Indenture, and (b) the Company may redeem all or a portion of the Securities for cash at any time on or after November 9, 2009 at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

Sch B-1

SCHEDULE C

Designated Subsidiaries

(1)     AudioCodes Inc., a Delaware corporation.

(2)     AudioCodes National Inc., a wholly-owned subsidiary of AudioCodes Inc., is a Delaware corporation.

(3)     Ai-Logix Inc., a wholly owned subsidiary of AudioCodes Inc., is a Delaware corporation

Sch C-1

SCHEDULE D

List of Persons and Entities Subject to Lock-Up

Shabtai Adlersberg
Dr. Eyal Kishon
Doron Nevo
Dana Gross
Joseph Tenne
Nachum Falek
Lior Aldema
Tal Dor
David Furstenberg
Yehuda Hershkovits
Eli Nir
Ben Rabinowitz

Sch D-1

Exhibit A

Opinion of Naschitz, Brandes & Co.,
Israeli Counsel to the Company

    (i)        The Company has been duly incorporated and is validly existing as a company under the laws of the State of Israel.

    (ii)        The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities.

    (iii)        The authorized share capital of the Company is as set forth in the Offering Memorandum under the caption “Capitalization.” To the best of our knowledge, the issued and outstanding share capital of the Company is as set forth in the Offering Memorandum in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities or options referred to in the Offering Memorandum); the issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of share capital of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

    (iv)        The Purchase Agreement, the Registration Rights Agreement and the Initial Securities have each been duly authorized, executed and delivered by the Company. The Option Securities have been duly authorized by the Company.

    (v)        We are not aware of any pending or threatened action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary thereof is subject, before or brought by any Israeli court or governmental agency or body, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Memorandum.

    (vi)        The rights, privileges and preferences of the share capital of the Company, including the Ordinary Shares issuable upon conversion of the Securities, conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

    (vii)        To the best of our knowledge the Company is not in violation of its Memorandum of Association or Articles of Association.

    (viii)        Assuming that none of the Initial Purchasers is a resident of Israel, and further assuming that the Ordinary Shares to be issued upon conversion of the Notes will be registered pursuant to a registration statement filed with the US Securities and Exchange Commission prior to the conversion of the Notes, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Israeli court or governmental authority or agency is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Securities to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the terms of the Purchase Agreement, other than (a) notice to the Investment Center upon the issuance of the Ordinary Shares, and (b) the approval of the Office of the Chief Scientist of the Ministry of Industry, Trade and Labor.

    (ix)        The execution, delivery and performance of the Purchase Agreement, the Indenture, the Securities and the Registration Rights Agreement, and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption “Use Of Proceeds” and the issuance of the Ordinary Shares issuable upon conversion of the Securities) and compliance by the Company with its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the Memorandum of Association or Articles of Association of the Company, or any applicable Israeli law, statute, rule or regulation, or any judgment, order, writ or decree, known to us, of any Israeli government instrumentality or court having jurisdiction over the Company or any of its properties, assets or operations.

    (x)        The Ordinary Shares issuable upon conversion of the Securities (including the Option Securities) have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action of the Company; such shares, when issued upon such conversion (assuming Securities are issued and delivered in accordance with the Purchase Agreement and Indenture and the conversion is in accordance with the terms of the Securities and the Indenture), will be validly issued and will be fully paid and non-assessable and no holder of such Ordinary Shares will be subject to personal liability solely by reason of being such a holder of Ordinary Shares under the laws of the State of Israel.

    (xi)        The issuance of the Ordinary Shares upon conversion of the Securities by the Company is not subject to any contractual or written preemptive or other similar rights known to us of any securityholder of the Company which rights have not been waived or satisfied, or except as specified in the Offering Memorandum, to any restriction upon the voting or transfer thereof pursuant to applicable law or the Memorandum and Articles of Association of the Company, except that nationals of countries which are, or have been, in a state of war with Israel may not be recognized as owners of Ordinary Shares; and except as described in the Offering Memorandum or in the documents incorporated therein by reference, we are not aware of any outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for, the share capital of, or other ownership interest in, the Company.

    (xii)        The form of certificate used to evidence the Ordinary Shares which will be issued and delivered upon the conversion of the Securities complies in all material respects with all applicable requirements of Israeli corporate law, with any applicable requirements of the Company’s Memorandum of Association or Articles of Association, as in effect on the date hereof, and the requirements of the Tel Aviv Stock Exchange, if any.

    (xiii)        We are not aware of any persons with registration rights or other similar rights to have any securities (1) registered pursuant to the registration statement to be filed pursuant to the Registration Rights Agreement, or (2) otherwise registered by the Company under the 1933 Act, other than as described in the Offering Memorandum or documents incorporated by reference.

    (xiv)        Assuming the Initial Purchasers are not otherwise subject to Israeli taxation by the conduct of their business activities, the issuance, delivery and sale to the Initial Purchasers of the Securities to be issued and sold by the Company to the Initial Purchasers are not subject to any tax imposed on the Company by any Israeli court or government agency or body, except the Israeli stamp duty, if any.

    (xv)        Upon issuance and delivery of the Securities in accordance with the Purchase Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for Ordinary Shares in accordance with the terms of the Securities and the Indenture.

    (xvi)        Under the laws of Israel, the submission by the Company to the jurisdiction of the Specified Courts and the designation of the law of the State of New York to apply to the Purchase Agreement, is binding upon the Company and, if properly brought to the attention of the court in accordance with the laws of Israel, would be enforceable in any judicial proceedings in Israel subject to the exercise of judicial discretion or the existence of special circumstances or considerations, such as differences in the provision of the statutes of limitations in the two jurisdictions, reciprocity agreement as to the enforceability between the two jurisdictions, or if enforcement of such submission clause would be contrary to the interest of justice or public good.

    (xvii)        The Company has duly authorized the appointment of AudioCodes, Inc. as the Company’s authorized agent for service of process pursuant to the Purchase Agreement.

    (xviii)        We are not aware that the Company has received any notice of proceedings relating to the revocation or modification of any such approval of an Israeli Governmental Authority that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

    (xix)        The information in the Offering Memorandum under Risk Factors—The Israeli government program and tax benefits that we currently participate in…", “Business—Law for Encouragement of Industrial Research and Development, 5744-1984” and “Description of Capital Stock” to the extent that it constitutes matters of law, summaries of agreements or legal matters, the Company’s Memorandum of Association or Articles of Association, or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

        In addition, we have participated conferences with officers and other representatives of the Company, representatives of the Initial Purchasers and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as specified in the foregoing opinions). On the basis of the foregoing, no facts have come to our attention that would lead us to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom as to which we need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit B

Opinion of Eyal Shenhav & Co.,
Israeli Tax Counsel to the Company

        The statements in the Offering Memorandum under the caption “Israeli Tax Considerations,” insofar as they purport to summarize certain provisions of the statutes and regulations referred to therein or legal conclusions with respect thereto, are accurate summaries in all material respects.

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Exhibit C

Opinion of Itamar Rosen, Adv.
General Counsel to the Company

    (i)        There is not pending or, to the best of my knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary thereof is subject, before or brought by any court or governmental agency or body, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Memorandum.

    (ii)        To the best of my knowledge, there are no franchises, material contracts, indentures, mortgages, material loan agreements, notes, material leases or other material instruments that would be required to be described or referred to in the Offering Memorandum that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference thereto, and the descriptions thereof or references thereto are correct in all material respects.

    (iii)        The Ordinary Shares which will be issued and delivered upon the conversion of the Securities will be duly listed (and the Company has undertaken to so advise the Tel Aviv Stock Exchange after the Closing), admitted and authorized for trading, subject to official notice of issuance, on the Tel Aviv Stock Exchange.

    (iv)        Other than in connection with Israeli’s Stamp Duty on Documents Law, 5721-1961, to the best of my knowledge, the Company is not in violation in respect of any laws of the State of Israel known to me to which it or its property or assets are subject or has failed to obtain or violated any approval of an Israeli Government Authority necessary in the State of Israel to the ownership of its property or to the conduct of its business as described in the Offering Memorandum, except for such defaults, violations or failures that, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

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Exhibit D

Opinion of Fulbright & Jaworski L.L.P.
United States Counsel to the Company

        For purposes of the opinions set forth below, “Non-Acquired Subsidiary” refers to each Designated Subsidiary other than Ai-Logix, Inc.

    (i)        Each Non-Acquired Subsidiary has been duly incorporated. Each Designated Subsidiary is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum. Each Non-Acquired Subsidiary is duly qualified as a foreign corporation to transact business in the jurisdictions set forth on Annex A hereto. Each Designated Subsidiary is in good standing in the jurisdictions set forth on Annex A hereto. All of the issued and outstanding capital stock of each Non-Acquired Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable.

    (ii)        The Registration Rights Agreement (assuming the due authorization, execution and delivery thereof by the Company) constitutes a legal valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except that rights to indemnification or contribution may be limited by federal or state securities laws or public policy considerations with respect thereto.

    (iii)        The Indenture (assuming the due authorization, execution and delivery thereof by the Company and the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

    (iv)        The Initial Securities are in the form contemplated by the Indenture and (assuming (a) the due authorization, execution, issuance and delivery against the purchase price therefor by the Company, (b) authentication by the Trustee in the manner provided in the Indenture, and (c) the due authorization, execution and delivery of the Indenture by the Trustee) will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (including, without limitation, all laws relating to fraudulent transfers), or other similar laws relating to or affecting enforcement of creditor’s rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

    (v)        The Registration Rights Agreement, the Indenture and the Initial Securities conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

    (v)        The statements in the Offering Memorandum under the caption “United States Federal Income Tax Considerations,” to the extent they address matters of United States federal income tax law or legal conclusions with respect thereto, are accurate summaries in all material respects.

    (vi)        The documents incorporated by reference in the Offering Memorandum (other than the financial statements (including the notes thereto) and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

    (vii)        To the best of our knowledge, no independent investigation having been made, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Non-Acquired Subsidiary is a party, or to which the property of the Company or any Non-Acquired Subsidiary thereof is subject, before or brought by any court or governmental agency or body, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Memorandum.

    (viii)        No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any New York State or Federal government court or governmental authority (or, in the case of the Designated Subsidiaries, any Delaware governmental agency or body pursuant to the Delaware General Corporation Law) (other than the filing of the Form T-1, the resale registration statement required under the Registration Rights Agreement and as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement by the Company or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Initial Securities to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the terms of the Purchase Agreement.

    (ix)        Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939.

    (x)        The execution, delivery and performance of the Purchase Agreement, the DTC Agreement, the Registration Rights Agreement, the Indenture and the Initial Securities, and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Initial Securities as described in the Offering Memorandum under the caption “Use Of Proceeds”) and compliance by the Company with its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Initial Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xv) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Non-Acquired Subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any Non-Acquired Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Non-Acquired Subsidiary is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or other governing document, as applicable, of any Non-Acquired Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Non-Acquired Subsidiary or any of their respective properties, assets or operations.

    (xiv)        The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be required to, register as “investment company” under the 1940 Act.

    (xv)        Assuming the validity of such actions under the laws of the State of Israel, under the laws of the State of New York relating to the submission to jurisdiction, the Company has validly appointed AudioCodes, Inc. as its authorized agent for service of process pursuant to the Purchase Agreement, and service of process effected on such agent in the manner set forth in Section 18 of the Purchase Agreement will be effective under the laws of the State of New York to confer personal jurisdiction over the Company.

        In addition to the legal opinion set forth above, we have been asked to make certain other observations. In the course of the preparation of the Offering Memorandum, we have participated in conferences with officers and other representatives of the Company, Israeli counsel for the Company, representatives of the independent public accountants of the Company, representatives of the Initial Purchasers and Israeli and United States counsel for the Initial Purchasers, at which the contents of the Offering Memorandum were discussed and, although we are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and have made no independent check or verification thereof (relying as to materiality to an extent we deem appropriate upon the opinions of officers and other representatives of the Company), no facts have come to our attention that have given us reason to believe that the Offering Memorandum, at the time the Offering Memorandum was issued or at the Closing Time included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except for the financial statements and the notes thereto and the schedules and other financial or accounting data included or incorporated by reference therein (for which we understand you are relying on Ernst & Young Global, independent public accountants for the Company) or omitted therefrom, as to which we make no statement or observation.

Exhibit E

Form of Lock-Up Agreement

November ___, 2004

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated,
Lehman Brothers Inc.
 as Representatives of the several
 Underwriters to be named in the
 within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
        Merrill Lynch, Pierce, Fenner & Smith
                Incorporated

4 World Financial Center
New York, New York 10080

Re:	Proposed Convertible Debt Offering by AudioCodes Ltd.

Dear Sirs:

        The undersigned, a shareholder and an officer and/or director of AudioCodes Ltd., an Israeli company (the “Company”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Lehman Brothers Inc. (“Lehman Brothers”) and CIBC World Markets Corp. propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company providing for the offering (the “Offering”) of $100,000,000 aggregate principal amount of Senior Convertible Notes due 2024 of the Company (the “Securities”) and the grant by the Company to the Initial Purchasers (as defined below) of the option to purchase additional Securities to cover over-allotments, if any. In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each initial purchaser to be named in the Purchase Agreement (collectively, the “Initial Purchasers”) that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch and Lehman Brothers, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any of the Company’s ordinary shares, nominal value NIS 0.01 per share (the “Ordinary Shares”), or any securities convertible into or exchangeable or exercisable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise.

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        Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch and Lehman Brothers, provided that (1) the Initial Purchasers receive a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

(iii)	as a distribution to limited partners or shareholders of the undersigned; or

(iv)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

        For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

        Furthermore, the undersigned may sell Ordinary Shares of the Company purchased by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales, in each case (i) or (ii) above within one week of such sale.

        In addition, notwithstanding anything contained herein to the contrary, during the portion of the lock-up period beginning on the 15th day thereof, the undersigned (except if the undersigned is Shabtai Adlersberg) is expressly permitted to sell, without the prior written consent of Merrill Lynch and Lehman Brothers, in a single transaction or series of transactions, up to a total of 15,000 Ordinary Shares acquired upon exercise of options granted to the undersigned under the Company’s share option plans or as a result of purchases of Ordinary Shares under the Company’s employee share purchase plans.

        In the event the Initial Purchasers do not purchase the Securities pursuant to the Purchase Agreement by December 1, 2004, this agreement shall terminate immediately upon such date and the undersigned shall be deemed to be released from its obligations under this agreement.

Very truly yours, Signature: —————————————— Print Name: ——————————————

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